Electric
Lightwave                                           Service Order Summary

Last printed: 11/28/2001 08:10AM

PACIFIC WEBWORKS                                  Sales Module:  SLKC511
180 S 300 W                                    Service Order #:  SLKC6992
SALT LAKE CITY, UT 84101-1218                              PO#:
                                            Customer Account #:  102259
                                   Customer Preferred Due Date:  01/02/2002

Chris Larsen
(801) 578-9020

                                                                      Service
Product Ordered / Quoted In-Service Date  Qty      NRC      MRC       Term
______________________________________________________________________________

Internet over Dedicated DS3 / 12/14/01           $1,050.00  $3,250.00 2 Year

   DS3                                     1
   6Mbps                                   1

                                                   NRC      MRC
______________________________________________________________________________
Totals:                                          $1,050.00  $3,250.00
______________________________________________________________________________
______________________________________________________________________________
Notes:



_____________________________________________________________________________

ELI does not guarantee the Customer will be assigned any particular telephone number (s) prior to installation and activation of Service. Customer's reliance upon and / or use of any Service numbering information prior to installation and activation of Service is at the Customer's sole risk.

I have read, understand, accept, and agree to the terms of this Service Order. This Service Order is subject to the terms of the Master Services Agreement which is incorporated herein by reference, and may not be effective until approved by the FCC or State Commission. All changes must be in writing, and agreed to by both parties. Any change may result in a new installation date and additional charges. The above rates doe not include any taxes, fees, or surcharges applicable to the Services.

PACIFIC WEBWORKS

By: /s/ Christian Larsen           11/30/2001
------------------------------     -------------------
Authorized Signature               Date


Christian Larsen                   President______________
------------------------------     -------------------
Print Customer Name                Title


Electric Lightwave Inc. hereby submits the above services proposal to PACIFIC WEBWORKS. It is not effective until signed by Customer. If this proposal is not accepted by Customer within 90 days of the date set forth below, all pricing, dates, and terms are subject to change. This proposal is subject to Credit approval.

Electric Lightwave, Inc.

By: _______________________________  _________________________________
Authorized Signature                 Date


1 of 1                                                      11/28/01 10:40 AM